THE SPECTRA FUNDS

                CLASS N SHARES










                PROSPECTUS ENCLOSED


                MARCH 1, 2006
                RESTATED AS OF JANUARY 12, 2007
                SPECTRA FUND


                NOVEMBER 28, 2006
                RESTATED AS OF JANUARY 12, 2007
                SPECTRA GREEN FUND



                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.










                       THIS IS NOT PART OF THE PROSPECTUS.

                THE SPECTRA FUNDS


                CLASS N SHARES



                PROSPECTUS


                MARCH 1, 2006
                RESTATED AS OF JANUARY 12, 2007
                SPECTRA FUND


                NOVEMBER 28, 2006
                RESTATED AS OF JANUARY 12, 2007
                SPECTRA GREEN FUND

                As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

                An  investment  in a Fund is not a deposit  of a bank and is not
                insured  or   guaranteed  by  the  Federal   Deposit   Insurance
                Corporation or any other government agency.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

1 ............... RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

        1 ....... INVESTMENTS

                  Spectra Fund ............................................... 1

                  Spectra Green Fund ......................................... 2

        2 ....... RISKS

                  Risks Applicable to each Fund .............................. 2

                  Spectra Green Fund ......................................... 3

        3 ....... PERFORMANCE

                  Spectra Fund ............................................... 4

                  Spectra Green Fund ......................................... 5

6 ............... FEES AND EXPENSES

                  Spectra Fund ............................................... 6

                  Spectra Green Fund ......................................... 6

7 ............... ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

9 ............... MANAGEMENT AND ORGANIZATION

12 .............. SHAREHOLDER INFORMATION

        12 ...... Distributor

        12 ...... Transfer Agent

        13 ...... Net Asset Value

        13 ...... Purchasing and Redeeming Fund Shares

        14 ...... Dividends and Distributions

14 .............. CLASS OF FUND SHARES

15 .............. INVESTMENT INSTRUCTIONS

        15 ...... To Open an Account

        15 ...... To Make Additional Investments in an Existing Account

        16 ...... To Exchange Shares

        17 ...... To Redeem Shares

18 .............. MARKET TIMING POLICIES AND PROCEDURES

19 .............. DISCLOSURE OF PORTFOLIO HOLDINGS

19 .............. OTHER INFORMATION

21 .............. FINANCIAL HIGHLIGHTS

BACK COVER ...... How to Obtain More Information

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

[GRAPHIC OMITTED] RISK/RETURN SUMMARY: INVESTMENTS,
                  RISKS & PERFORMANCE

INVESTMENTS: THE SPECTRA FUNDS

The investment goal and primary approach of each Fund is discussed individually below. Each of the Funds invests primarily in equity securities of all capitalizations, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. Each of the Funds invests primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  HIGH UNIT VOLUME GROWTH

   Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  POSITIVE LIFE CYCLE CHANGE

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The Funds may invest in companies of any market capitalization. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

Each of the Funds can leverage, that is, borrow money to buy additional securities. By borrowing money, a Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

SPECTRA FUND

GOAL: SPECTRA FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund invests primarily in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

SPECTRA GREEN FUND

GOAL: SPECTRA GREEN FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any size that, in the opinion of the Manager conduct their business in an environmentally sustainable manner, while demonstrating promising growth potential. These are companies that have shown a commitment to environmental sustainability as demonstrated through their business strategies, practices or investments. The Fund seeks to invest in companies that have developed or are developing or marketing products or services that address human needs without undermining nature's ability to support our economy into the future.

The Fund's investment strategy consists of fundamental analysis combined with an environmental sustainability investment process. In selecting stocks, the Manager uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several sustainability characteristics.


[GRAPHIC OMITTED] RISKS

RISKS APPLICABLE TO EACH FUND

As with any equity fund, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. The value of a Fund's investments may not grow as fast as the rate of inflation, and stocks tend to be more volatile than some other investments you can make, such as bonds. Based on a Fund's investment objective, an investment in a Fund may be better suited for investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Prices  of growth  stocks  tend to be higher  in  relation  to their  companies'
earnings,  and  may  be  more  sensitive  to  market,   political  and  economic
developments than other stocks, making their prices more volatile.

Trading in growth stocks may be relatively short-term, meaning that a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

Investing in companies of all capitalizations involves the risk that smaller issuers in which a Fund invests may have limited product lines or financial resources, or lack management depth. A Fund's investments in small cap stocks are subject to the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Fund due to the potentially less frequent trading of stocks of smaller capitalization companies.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

The risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

RISKS APPLICABLE TO SPECTRA GREEN FUND

The Fund's environmental sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote environmentally sensitive programs may not perform as well as companies that do not pursue such goals.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in a Fund by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns before taxes for the indicated periods compare with those of a broad measure of market performance. The tables also show the effect of taxes on each Fund's returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and dis-tributions. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest of the underlying securities that make up the index. Investors cannot invest directly in any index.

  SPECTRA FUND

  Annual Total Return as of December 31 each year (%)

  97       24.69                                            BEST QUARTER:
  98       47.94                                            Q4 1999   44.34%
  99       71.94
  00      -32.45                                            WORST QUARTER:
  01      -17.49                                            Q4 2000   -23.71%
  02      -35.96
  03       34.90
  04        6.30
  05       15.44
  06       20.54


  The following table compares the Fund's performance with that of the Russell 3000 Growth Index:

  Average Annual Total Return as of December 31, 2006

                                         1 Year   5 Years  10 Years   20 Years
--------------------------------------------------------------------------------
  Return Before Taxes                    20.54%     5.03%     8.49%     14.29%
  Return After Taxes on
   Distributions                         20.54%     5.03%     8.04%     10.41%
  Return After Taxes on Distributions
   and Sale of Fund Shares               13.35%     4.33%     7.35%     10.53%
  Russell 3000 Growth Index               9.46%     3.01%     5.34%     10.09%

Before Spectra Green Fund commenced operations, substantially all of the assets of another investment company advised by the Manager (Alger Green Institutional
Fund) (the "Predecessor Fund"), a series of The Alger Institutional Funds, were transferred to the Fund in a tax-free reorganization. The reorganization occurred on January 11, 2007. The performance figures for the Fund's Class N shares in the bar chart represent the performance of the Predecessor Fund's Class I shares from year-to-year.


  SPECTRA GREEN FUND*

  Annual Total Return as of December 31 (%)

01       -23.12                                              BEST QUARTER:
02       -41.13                                              Q2 2003   16.08%
03        32.69
04         7.67                                              WORST QUARTER:
05        15.85                                              Q1 2001   -20.61%
06        17.88


  Average Annual Total Return as of December 31, 2006

                                                                   Since
                                          1 Year   5 Years   Inception (12/4/00)
--------------------------------------------------------------------------------
  Return Before Taxes                     17.88%     2.81%        (3.41)%
  Return After Taxes on Distributions     15.10%     1.55%        (4.39)%
  Return After Taxes on Distributions
   and Sale of Fund Shares                12.68%     1.82%        (3.29)%
  Russell 3000 Growth Index                9.46%     3.01%        (1.19)%

  *The  performance for the Fund's Class N shares  represents the  performance of the Predecessor Fund's Class I shares. Prior to October 19, 2006, the Predecessor Fund was managed by different portfolio managers and followed different investment strategies under the name "Alger Institutional Socially Responsible Fund." Performance prior to October 19, 2006 reflects that management style and does not reflect the current investment personnel and strategies of the Predecessor Fund or the Fund.


  THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS DESIGNED TO TRACK PERFORMANCE OF COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION WITHOUT REGARD TO MARKET CAPITALIZATION. INVESTORS CANNOT MAKE INVESTMENTS DIRECTLY INTO AN INDEX.

[GRAPHIC OMITTED] FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Fund. The table below shows the fees and expenses that you may incur if you buy and hold Class N shares of a Fund.

The numbers below are based on Spectra Fund's expenses during its fiscal year ended October 31, 2006.

  Shareholder Fees
  (fees paid directly from your investment)                             None
  Redemption Fee*
  (as a percentage of amount redeemed)                                  2.00%
                                                                        =====
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund Assets)
   Management Fees**                                                    1.50%***
   All Other Expenses:
      Shareholder Servicing Fee                         0.25%
      Other Expenses                                    0.26%
                                                        -----
   Total All Other Expenses                                             0.51%
                                                                        -----

   Total Annual Fund Operating Expenses                                 2.01%
                                                                        =====
   Fee Waiver**                                                         0.30%
   Net Annual Fund Operating Expenses                                   1.71%

* The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

** Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive a portion of its advisory fee. The expense information in the table has been restated to reflect this waiver.

*** Includes both advisory and administrative fees.

The numbers below for Spectra Green Fund's Other Expenses are estimated based on the Predecessor Fund's Class I shares expenses during its fiscal year ended October 31, 2006.

  Shareholder Fees
  (fees paid directly from your investment)                             None
  Redemption Fee*                                                       2.00%
                                                                        =====

  Annual Fund Operating Expenses
  (as a percentage of average net assets)
    Management Fees                                                     .75%**
    All Other Expenses:
      Distribution Fee***                                .25%
      Other Expenses                                    6.04%
                                                        -----
   Total All Other Expenses                                             6.29%
                                                                        -----
  Total Annual Fund Operating Expenses+                                 7.04%
  Fee Waiver and/or Expense Reimbursement+                              5.79%
                                                                        -----
  Net Annual Fund Operating Expenses                                    1.25%
                                                                        =====

* The Fund will charge a redemption fee of 2.00% on shares redeemed (including by exchange) within 30 days of purchase (including by exchange).

**  Includes both advisory and administrative fees.

*** The  Predecessor  Fund's Class I shares were  subject to a .25%  Shareholder
    Servicing fee and no Distribution fee.

+ The Manager has contractually agreed to waive its fee and/or reimburse fund expenses through February 28, 2008 to the extent necessary to limit the total annual fund operating expenses of the Fund's Class N shares to 1.25% of the Fund's average daily net assets.

EXAMPLES

The examples below are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in Class N shares of a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the table above. The figures shown would be the same whether you sold your shares at the end of each period or kept them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
  SPECTRA FUND CLASS N           $174       $539           $928        $2,201
  SPECTRA GREEN FUND CLASS N     $127       $1,558         N/A          N/A

Absent fee waivers and reimbursements, your costs would be:

                               1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
  SPECTRA FUND CLASS N           $204        $630        $1,083       $2,338
  SPECTRA GREEN FUND CLASS N     $697       $2,048         N/A          N/A

Each Fund pays its Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. For Spectra Green Fund, this fee is paid out of the distribution fee the Fund pays the Distributor for the sale and distribution of its shares. Shareholders of Spectra Fund are being asked to approve a distribution plan pursuant to which the Fund would pay the Distributor a distribution fee of 0.25% of the value of its average daily net assets for the sale and distribution of the Fund's shares. If approved, Spectra Fund would pay any shareholder servicing fees out of the fees paid under its distribution plan. The Distributor may pay some or all of this fee, and an additional fee from its own resources, to other organizations that also provide servicing and/or maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the

U.S.  Treasury;   the  remainder  are  supported  only  by  the  credit  of  the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, a Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.


[GRAPHIC OMITTED] MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/06) approximately $7.5 billion in mutual fund assets as well as $1.9 billion in other assets. The Manager has managed the Spectra Fund since 1974, and the Predecessor Fund to Spectra Green Fund since 2000. Pursuant to an investment management agreement with the Funds, the Manager makes investment decisions for the Funds and continuously reviews the Funds' investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the investment management agreement is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2006. The Funds pay the Manager fees at these annual rates based on a percentage of average daily net assets: Spectra Fund - 1.50*; Spectra Green Fund - 0.75%*.

PORTFOLIO MANAGERS

Patrick Kelly, CFA, Fauzia Rashid and Christopher R. Walsh, CFA, are the individuals responsible for the day-to-day management of portfolio investments. The Statement

----------
* Includes both advisory and administrative fees.

of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of shares of the Fund(s) that they manage.

o Mr. Kelly, manager of Spectra Fund since October 2005 and co-portfolio manager from September 2004 to October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and senior analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

o Ms. Rashid, manager of Spectra Green Fund since inception, has been a Vice President and Analyst for the Manager since June 2004. Prior to joining the Manager, she was a Senior Equity Analyst at Bank of New York Asset Management from April 2002 to April 2004.

o Mr. Walsh, manager of Spectra Green Fund since inception, has been employed by the Manager since 2001, and currently serves as a Vice President and Analyst.

ADMINISTRATOR

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Fund (the "Administrator"), including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Funds' investment portfolios and the publication of the net asset value of the Funds' shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds' custodian, transfer agent and printers; providing trading desk facilities for the Funds; and supervising compliance by each Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund pays the Administrator an administrative fee at the annual rate of 0.04% based on a percentage of the Fund's average daily net assets.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On December 22, 2006, the Manager and the Distributor executed Offers of Settlement with the Securities and Exchange Commission (the "SEC"), and the settlement is subject to approval of the SEC. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), including the Fund, and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or the Distributor those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Funds. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Funds, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Funds. The Manager cannot predict the potential effect of such actions upon the Manager or the Funds. There can be no assurance that the effect, if any, would not be material.


[GRAPHIC OMITTED] SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one Class N share is its "net asset value," or NAV. The NAV for each Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

The assets of each Fund are generally valued on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by a Fund are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster causes a market to close early). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------

  NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

--------------------------------------------------------------------------------

PURCHASING AND REDEEMING FUND SHARES

You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, a Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, a Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Funds may reject any purchase order.

If you redeem, by sale or exchange, shares of a Fund within 30 days of purchase, the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Funds reserve the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interests of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends of each Fund's net investment income and distributions of its net realized capital gains are declared and paid annually by the Fund. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund has held the securities that it sold to create the gains, rather than the length of time you have held shares of the Fund. Unless you choose to receive cash payments by checking the appropriate box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Funds, they may be subject to federal and state taxes. Because everyone's tax situation is unique, investors should see a tax advisor about federal, state and local tax consequences of investing in a Fund.

CLASS OF FUND SHARES

Each Fund has one class of shares - Class N.

  MINIMUM INVESTMENTS - CLASS N

                                       Initial                   Subsequent
                                      Investment                 Investment
--------------------------------------------------------------------------------
  Regular account                       $1,000                       $50
  Traditional IRA                         $500                       $50
  Roth IRA                                $500                       $50
  Coverdell ESA                           $500                       $50
  SIMPLE IRA                              $500                       $50
  Keogh                                   $500                       $50
  401(k)                                  $500                       $50
  403(b)                                  $500                       $50
  Automatic Investment                    $500                       $50
  Asset-based Fee Program Accounts        $250                       $50
  Minimums may be waived in certain circumstances.

If at any time the value of your Fund shares within your account has fallen below the minimum initial investment amount as a result of redemptions, the Fund may redeem all of your Fund shares within your account.

INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT:

BY MAIL: The Funds do not accept cash or cash alternatives for Fund purchases. Make checks payable to "The Spectra Funds." Visit the Funds' website to download a prospectus and new account application at www.spectrafund.com, or call (800) 711-6141 to receive an application via U.S. mail. Mail your completed application and check to the Funds' transfer agent:

         Boston Financial Data Services
         Attn: The Spectra Funds
         P.O. Box 8480
         Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:

         Boston Financial Data Services
         Attn: The Spectra Funds
         30 Dan Road
         Canton, MA 02021

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Inc., Attn: The Spectra Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank and Trust Company. Call Boston Financial Data Services, Inc. at (800) 711-6141 for details.

CONTACT: Call or visit your broker-dealer, investment adviser, or bank or other financial institution.

AUTOMATICALLY: Complete the Automatic Investment Plan option on your account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

ONLINE: You can open a new account online. Go to www.spectrafund.com and follow the online instructions. Please be sure to first read the Fund prospectus before investing.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:

BY MAIL: Complete the Invest by Mail slip attached to your Fund statement and return the slip with your investment to:

         Boston Financial Data Services
         Attn: The Spectra Funds
         P.O. Box 8480
         Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TelePurchase* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the Account Application or returning the Telephone Services Form available at www.spectrafund.com or call (800) 711-6141 to receive the form by mail. The funds will be transferred from your designated bank account to your Fund account, normally within one business day. Call (800) 711-6141 to initiate a TelePurchase.

WIRE: Have your bank wire funds to: State Street Bank & Trust Company. Contact Boston Financial Data Services at (800) 711-6141 for details.

*Not available for Retirement Plans

CONTACT: Call or visit your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Spectra Funds' Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or return the Telephone Services Form available at www.spectrafund.com or call (800) 711-6141 to receive the form by mail. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund Account. Call (800) 711-6141 for a Payroll Savings Plan Form or download it at www.spectrafund.com.

*Not available for Retirement Plans

ONLINE: You can purchase additional shares in an existing Fund account. Go to www.spectrafund.com and follow the online instructions.

TO EXCHANGE SHARES:

You can exchange shares of any Fund for shares of another Fund, or Alger Money Market Fund of The Alger Funds, another fund advised by the Manager. You can go to www.spectrafund.com, choose login to access your account, and follow the online instructions, or call (800) 711-6141 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of Alger Money Market Fund acquired by exchange of Class N shares of a Fund will include a Class N share class designation solely for operational reasons to enable the Transfer Agent to properly track exchanges into and out of Alger Money Market Fund from a Fund. If you would like a prospectus describing the Alger Money Market Fund, please call the Funds at (800) 711-6141. Remember that for tax purposes, an exchange is considered a sale and a purchase. Thus, you may realize a taxable gain or a loss when you exchange shares. You may incur a 2% redemption fee if you exchange shares of a Fund within 30 days of purchase (including purchase by exchange).

TO REDEEM SHARES:

BY MAIL: Send a letter of instruction to Boston  Financial Data Services,  Inc.,
Attn: The Spectra Funds which includes:

o  account number

o  Fund name

o  number of shares or dollar amount of redemption

o  where to send the proceeds

o  signature(s) of registered owner(s)

o  a signature guarantee if

   o  your redemption is for more than $25,000; or

   o you want the check sent to a different address than the one we have on file; or

   o you want the check to be made payable to someone other than the registered owner(s) we have on file; or

   o  you have changed your address on file within the past 60 days.

BY TELEPHONE:* Call (800) 711-6141 to sell shares (unless you refused this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TELEREDEMPTION allows you to redeem shares by telephone by filling out the appropriate section of the New Account Application or returning the Telephone Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Physical share certificates are not issued for shares of the Funds.

* Not available for Retirement Plans

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the current account value in the Fund at the time you begin participation in the Plan.

ONLINE: You can redeem shares from an existing Fund account. Go to www.spectrafund.com and follow the online instructions.

To speak with a Spectra Funds Representative call (800) 711-6141.

web address: www.spectrafund.com

Representatives are available to assist you with any questions you have.

--------------------------------------------------------------------------------

  SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.

--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDURES

Each Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time the Fund prices its portfolio and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, each Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Fund and its other shareholders. Each Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in the Funds.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While a Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that a Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and its month-end full portfolios with a 60 day lag on their website www.spectrafund.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the (i) Manager's legal and compliance department and (ii) Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

Under certain circumstances, a Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when they are redeemed than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Funds and Transfer Agent have reasonable procedures in place to determine that the instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Funds and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund, but in any event are designed to detect and prevent excessive trading. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.

From time to time Alger Distributors, Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 1.00% annually of Fund assets or 0.50% annually of Fund sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Fund's financial performance for the indicated periods. The Spectra Green Fund's financial highlights represent those of the Predecessor Fund's Class I shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal years October 31, 2002 through October 31, 2005 has been derived from financial statements audited by Ernst & Young, LLP independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's most recent annual report to shareholders, which is available upon request.

Information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements is included in the Annual Report, which is available upon request.

THE SPECTRA FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                            INCOME FROM
                                       INVESTMENT OPERATIONS
                                    ---------------------------
                                                       NET
                                                    REALIZED                 DISTRIBUTIONS
                         NET ASSET     NET       AND UNREALIZED     TOTAL        FROM
                          VALUE,    INVESTMENT     GAIN (LOSS)      FROM          NET
                         BEGINNING    INCOME           ON        INVESTMENT    REALIZED
                          OF YEAR    (LOSS)(I)     INVESTMENTS   OPERATIONS      GAINS
                          -------   ----------   --------------  ----------  -------------
SPECTRA FUND
CLASS A
Year ended 10/31/06        $6.94       $(0.10)        $1.65         $1.55        $   --
Year ended 10/31/05         5.84        (0.05)         1.15          1.10            --
Year ended 10/31/04         5.88        (0.10)         0.06         (0.04)           --
Year ended 10/31/03         4.76        (0.07)         1.19          1.12            --
Year ended 10/31/02         6.32        (0.09)        (1.47)        (1.56)           --

SPECTRA GREEN FUND
CLASS I SHARES
Year ended 10/31/06        $6.17       $(0.03)        $1.13         $1.10        $(0.66)
Year ended 10/31/05         5.37        (0.01)         1.05          1.04         (0.24)
Year ended 10/31/04         5.38        (0.05)         0.07          0.02         (0.03)
Year ended 10/31/03         4.43        (0.09)         1.04          0.95            --
Year ended 10/31/02         6.37        (0.77)        (1.17)        (1.94)           --

----------

(i) Amount was computed based on average shares outstanding during the period.
(ii)  Amount has been reduced by 0.90% due to expense reimbursement.
(iii) Amount has been reduced by 0.75% due to expense reimbursement.
(iv)  Amount has been reduced by 5.79% due to expense reimbursement.


                                                                    RATIOS/SUPPLEMENTAL DATA
                                                    ----------------------------------------------------------

                                                    NET ASSETS,                 RATIO OF NET
                                                      END OF       RATIO OF      INVESTMENT
                          NET ASSET                    YEAR        EXPENSES         LOSS
                         VALUE, END                   (000'S      TO AVERAGE     TO AVERAGE      PORTFOLIO
                           OF YEAR   TOTAL RETURN    OMITTED)     NET ASSETS     NET ASSETS    TURNOVER RATE
                         ----------  ------------   -----------   ----------    ------------   -------------
SPECTRA FUND
CLASS A
Year ended 10/31/06         $8.49        22.33%      $191,387         2.01%        (1.20)%        232.20%
Year ended 10/31/05          6.94        18.84        187,542         2.07         (0.81)         247.72
Year ended 10/31/04          5.84        (0.68)       210,439         1.98         (1.63)         159.35
Year ended 10/31/03          5.88        23.53        257,337         2.03         (1.39)         192.19
Year ended 10/31/02          4.76       (24.68)       252,620         1.98         (1.52)         172.25

SPECTRA GREEN FUND
CLASS I SHARES
Year ended 10/31/06         $6.61        19.10%      $  2,446         1.25%(iv)    (0.53)%        209.65%
Year ended 10/31/05          6.17        19.80          1,505         1.25(iii)    (0.25)         152.60
Year ended 10/31/04          5.37         0.30          1,277         1.34(ii)     (1.04)         166.03
Year ended 10/31/03          5.38        21.40          1,277         2.26         (1.69)         187.82
Year ended 10/31/02          4.43       (30.50)            46        13.48        (13.17)         205.83

FOR FUND INFORMATION:

BY TELEPHONE:     (800) 711-6141

BY MAIL:          Boston Financial Data Services, Inc.
                  Attn: The Spectra Funds
                  P.O. Box 8480
                  Boston, MA 02266-8480

BY INTERNET:      Text versions of Fund  documents  can be  downloaded  from the following sources:

               o  THE FUND: http://www.spectrafund.com
               o  SEC (EDGAR) http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, investments, and risks, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.spectrafund.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at http://www.spectrafund.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies also can be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.spectrafund.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.

ELECTRONIC DELIVERY SERVICE

The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds' website. To sign up for this free service, enroll at www.icsdelivery.com/alger.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The Spectra Funds

SEC File #811-1743

THE SPECTRA FUNDS PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

In trusting us with your assets, you provide us with personal and financial data. The Spectra Funds ("Spectra") is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

At Spectra, we believe you should know about our Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Spectra and its affiliates. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION  WE  COLLECT

The type of personal information we collect and use varies depending on the Spectra products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Spectra employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

Spectra may share your personal information with our affiliates so that they may process and service your transactions.

However, Spectra never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

Spectra protects your personal information by maintaining physical, electronic and procedural safeguards. When you visit Spectra's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Spectra. We value your relationship with us and assure you we will abide by our policy to protect your information.



              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                                 [SPECTRA LOGO]


THIS IS NOT PART OF THE PROSPECTUS.
PSNM